Exhibit 99.4
1 1 Bill Doyle President & CEO PotashCorp.com Investor Presentation August 17, 2010 Wayne Brownlee Executive VP & CFO

2 Forward-Looking Statements This presentation contains forward-looking statements or forward-looking information (forward-looking statements). These statements are based on certain factors and assumptions including foreign exchange rates, expected growth, results of operations, performance, business prospects, valuation and opportunities and effective income tax rates. While the company considers these factors and assumptions to be reasonable based on information currently available, they may prove to be incorrect. Several factors could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to: future actions taken by BHP Billiton in connection with its unsolicited, non-binding proposal; fluctuations in supply and demand in fertilizer, sulfur, transportation and petrochemical markets; changes in competitive pressures, including pricing pressures; the recent global financial crisis and conditions and changes in credit markets; the results of sales contract negotiations with China and India; timing and amount of capital expenditures; risks associated with natural gas and other hedging activities; changes in capital markets and corresponding effects on the company's investments; changes in currency and exchange rates; unexpected geological or environmental conditions, including water inflow; strikes and other forms of work stoppage or slowdowns; changes in and the effects of, government policy and regulations; and earnings, exchange rates and the decisions of taxing authorities, all of which could affect our effective tax rates. Additional risks and uncertainties can be found in our Form 10-K for the fiscal year ended December 31, 2009 under captions "Forward-Looking Statements" and "Item 1A - Risk Factors" and in our other filings with the US Securities and Exchange Commission and Canadian provincial securities commissions. Forward-looking statements are given only as at the date of this presentation and the company disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

3 Agenda Situation Overview Key Reasons for Rejection Key Elements Supporting Rejection Concluding Remarks Appendix

Situation Overview

Summary of BHP Billiton Proposal and Response of PotashCorp Board

- PotashCorp today announced that its Board of Directors has received and unanimously rejected an unsolicited proposal from BHP Billiton to enter into a transaction under which BHP Billiton would acquire PotashCorp for US$130 per share in cash
- PotashCorp's Board of Directors thoroughly reviewed BHP Billiton's unsolicited proposal with the assistance of its independent financial and legal advisors
- PotashCorp's Board unanimously believes that BHP Billiton's proposal substantially undervalues PotashCorp and fails to reflect our premier position in a strategically vital industry and our unparalleled future growth prospects
- In the interest of transparency, the Board determined to proactively disclose the proposal to inform shareholders of BHP Billiton's aggressive attempt to acquire PotashCorp for significantly less than its intrinsic value
- BofA Merrill Lynch, Goldman, Sachs & Co. and RBC Capital Markets are acting as financial advisors to PotashCorp and Jones Day and Stikeman Elliott are acting as its legal advisors

4

PotashCorp
Helping Nature Provide

5 BHP Billiton Proposal Fails to Reflect PotashCorp's Prospects for Continued Growth and Shareholder Value Creation Poised to deliver strong earnings growth as agricultural fundamentals continue to strengthen and global demand for its products increases Company firmly believes it is on the verge of an inflection point, where potash demand returns to historical trend-line growth, supply tightens, and pricing improves Investments in new potash capacity uniquely position it to capture a disproportionate share of demand growth PotashCorp is a Uniquely Valuable Asset The premier global producer with unparalleled potash assets in an industry characterized by substantial barriers to entry, few producers and no known product substitutes Unmatched ability to meet the needs of North American customers and growing offshore potash markets Substantial recent and ongoing investments to increase capacity, and strategic equity investments in China, Chile, Jordan and Israel Key Reasons for Rejection 1 2

Key Reasons for Rejection (Cont'd)

3 BHP Billiton Proposal Represents a Wholly Inadequate Premium for Control

- Low premium does not reflect strategic importance, scarcity value, quality of assets or the unique opportunity PotashCorp affords to BHP Billiton or any other acquiror
- Premium offered is substantially inferior even to average control premiums globally and within Canada; Issue more acute given Board's belief that current stock price is far below intrinsic value

4 BHP Billiton Proposal is Timed to Deprive PotashCorp Shareholders of Full Value

- BHP Billiton is opportunistically attempting to transfer the upside value in PotashCorp to its own shareholders at the expense of PotashCorp shareholders
- BHP Billiton proposal is highly opportunistic and an ill-disguised attempt to exploit an anomaly in the equity market valuation of PotashCorp
- PotashCorp believes that BHP Billiton intentionally launched its proposal just as the fertilizer industry emerges from an unprecedented demand decline associated with the global downturn in order to seize the value that PotashCorp is poised to create for its shareholders
- The Company is confident that, given the demand growth and margin potential anticipated, the continued execution of PotashCorp's strategic plan would deliver substantially more value to PotashCorp shareholders than the BHP Billiton proposal

6

PotashCorp
Helping Nature Provide

7 7 Source: from view menu, turn off if not needed Key Elements Supporting Rejection

8 Source: USDA, FAO, UN, PotashCorp Fruit and Vegetable Consumption Grain and Oilseed Consumption Billion Tonnes 1 Population and Income Growth Drive Food Consumption A continuing rise in demand for food, unabated by the global economic downturn, supports a sustainable period of growth for agriculture Billion Tonnes

9 Percent World Grain Stocks-To-Use Ratio Tightening Based on crop year data. For example, 2010F refers to the 2010/11 crop year. Grain includes coarse grains and wheat 25 Year Average Strong grain demand and production issues in certain key growing regions drawing global grain stocks lower Source: USDA 1

10 Source: World Bank July 2010 Price - Percentage Increase Compared to 2000-2009 Average 1 Crop Prices Remain Well Above Historical Averages Global crop prices remain well above historical levels, reflecting the long- term challenge of meeting rising food demand

11 Source: USDA, PotashCorp $US/Acre 2010E based on USDA spring fertilizer prices of $511/ST KCl, $508/ST DAP and $448/ST Urea; $4.00/bu corn price and 163 bu/acre 1 US Avg Corn Economics - Expect 2nd Highest Returns in 2010 Near record farm economics support increased fertilizer demand and the potential for higher nutrient prices

12 Source: Bloomberg, IPNI, PotashCorp Percentage Change 000 MT KCl - 12 Month Rolling Av. 000 MT KCl Crop Prices North American Producer Potash Shipments Market appears to be on the verge of an inflection point, expected to support a powerful period of growth 1 Recent Signs of Return to Long-Term Growth Trend North American Producer Potash Inventory

13 Source: Fertecon, PotashCorp Million Tonnes KCl World Potash Shipments - Returning to Period of Growth * Based on historical annual potash demand growth rate of 3.0-3.5 percent. 1 Proposal timed to acquire PotashCorp before earnings begin to fully reflect a return to the historical trend-line growth in potash demand

14 Source: Fertecon, PotashCorp World Potash Operating Rate* 1 On the Verge of Reaching the Inflection Point PotashCorp strongly believes that a return to historical trend-line growth by 2011 will result in tightening potash supply and pricing improvements Forecast based on 3.5 percent demand CAGR 2000-2015 * Based on percentage of operational capability

1 Expanding Capability Provides Opportunities for Earnings Growth



Million Tonnes
18
16
14
12
10
8
6
4
2
0
5.9MMT of additional operational capability through Capex program - of which 40% spent (approx $3B)
3.5MMT of existing "paid for" operating capability
2010 PotashCorp Sales Forecast
2010 Operational Capability
2015 Operational Capability

BHP Billiton's proposal does not compensate PotashCorp's shareholders for unmatched ability to capture disproportionate share of future growth opportunities

Source: PotashCorp

15

PotashCorp
Helping Nature Provide

1

PotashCorp Operational Capability and Growth Potential Unmatched

Million Tonnes KCl – 2009 to 2015


PotashCorp
Mosaic (Canada, US)
Belaruskali (Belarus)
ICL (Israel, Spain, UK)*
Silvinit (Russia)
Uralkali (Russia)
K+S (Germany)
China*
Agrium (Canada)
APC (Jordan)*
SQM (Chile)*
Intrepid (US)
Vale (Brazil)
0
2
4
6
8
10
12
14
16
18
20
PotashCorp (Operational Capability)
PotashCorp Investments (Capacity)
Other Producers (Capacity)
Announced Capacity Growth by 2015

* PotashCorp investments: ICL (14%), APC (28%), SQM (32%) and Sinofert (22%)

- Note: PotashCorp based on operational capability (what we could physically produce) while competitor capacity is stated nameplate, which may exceed operational capability

BHP Billiton's proposal ignores value inherent in PotashCorp's current and planned expansions that further advance PotashCorp's premier position in the potash sector

Source: Fertecon, British Sulphur, IFA, PotashCorp

16

PotashCorp
Helping Nature Provide

1 PotashCorp Represents Majority of New Capacity Through 2014


Million Tonnes KCl
Capacity
12
10
8
6
4
2
0
Other Producers
Middle East Producers
Former Soviet Union Producers
Other North American Producers
PotashCorp
2010F
2011F
2012F
2013F
2014F


Percentage of New Capacity**
Other Producers
Other Canpotex Members
PotashCorp Equity Investments*
PotashCorp

* PotashCorp investments: ICL (14%), APC (28%), SQM (32%) and Sinofert (22%)

** PotashCorp based on operational capability (what we could physically produce) while competitor capacity is stated nameplate, which may exceed operational capability

PotashCorp expected to capture majority of new demand growth through capacity additions, enhanced by exposure through equity investment positions

Source: Fertecon, Public Filings, PotashCorp

17

PotashCorp
Helping Nature Provide

1 Full Value of Investments Not Reflected in PotashCorp Stock Price


US$ per Share
30
25
20
15
10
5
0
$7.4B US
Value not recognized in current share price (~$12/share)
Value not recognized in current share price (~$8/share)
Market Value of POT Investments
Implied Market Value (10.7x Forward EV/EBITDA) Multiple
Implied Market Value (15.4x Forward EPS Multiple)

* Assumes: $345M EBITDA/$328M net income contribution; current multiples based on street consensus at August 13, 2010; market value of investments as at August 13, 2010

Premium implied by BHP Billiton's proposal materially reduced after considering market value of equity investments not fully reflected in PotashCorp's share price. BHP Billiton also ignoring control premium applicable to PotashCorp's major stakes in APC and SQM

Source: Bloomberg, I/B/E/S, PotashCorp

18

PotashCorp
Helping Nature Provide

2 PotashCorp Is a Uniquely Valuable Asset

- Global leader in a vital industry – "The Saudi Arabia of Potash"
  - Population growth and improving diets are irrefutable demand-side drivers
  - Supply-side comprised of few players with substantial barriers to entry
  - PotashCorp occupies a unique space within this industry creating substantial scarcity value
  - Attractive portfolio of low cost brownfield expansion opportunities to capitalize on expected growth
  - Further leverage through quality portfolio of equity investments
- PotashCorp among the extremely limited opportunities globally which satisfy BHP Billiton's stated investment criteria – market leadership, low-cost/high return products, expandable, export-orientated and portfolio suitability

Unique nature of PotashCorp commands superior control premium

19

PotashCorp
Helping Nature Provide

20 PotashCorp Is a Uniquely Valuable Asset 2 "We should step back to our strategy that says we really only want very large, low cost, export-oriented [businesses] and then only in certain products. If we pass all the things in the market through that set of filters really, you find there's not that many of the types of assets that we want that trades." - Marius Kloppers - Wall Street Journal ("BHP Billiton CEO on Acquisition Strategy" Nov 09, 2009) "Opportunities to acquire tier-one assets in low-risk regions, well positioned to serve the Asian markets, do not come around very often." - Chip Goodyear - Mining Journal ("BHP Billiton snatches WMC from Xstrata" Mar, 11 2005)

21 21 Limited Number of Accessible Potash Platforms for an Acquiror Projected Future Potash Capacity of Current Industry Participants (2015) PotashCorp is one of only two widely held potash companies globally Reflecting Marketing Organizations & Equity Investments Global Participants 2

2 Proposal Does Not Adequately Reflect Scarcity Value of PotashCorp

	Potash (KCl)
PotashCorp % World Capacity*	#1 in world 20% World Capacity*
# of Producing Countries	Only 12 Producing Countries
% Gov't Control	20%
Time for Greenfield (including ramp-up)	Minimum 7 years
Cost for Greenfield (including infrastructure and potential purchase of deposit)	CDN $3.5- $5.0 billion** 2 million tonnes

* Based on nameplate capacity which may exceed operational capability (estimated annual achievable production level).
** Estimated costs for conventional greenfield mine in Saskatchewan

Source: Fertecon, British Sulphur, AMEC, PotashCorp

22

PotashCorp
Helping Nature Provide

2 World Class Nitrogen and Phosphate Assets

Low-cost Western Hemisphere Ammonia Capacity



Million Tonnes Product
2.5
2.0
1.5
1.0
0.5
0.0
POT
Koch
CNC (Trinidad)
Yara
*Tringen (Trinidad)

*Tringen is the Government portion only

PotashCorp Phosphate Rock Reserve Life*



Years
40
35
30
25
20
15
10
5
0
34
15
Aurora
White Springs

*Proven and probable reserves permitted and to be permitted as of December 31, 2009

In addition to our leadership position in potash, PotashCorp has large-scale, low-cost Trinidad assets and high-quality phosphate rock reserves in Aurora

Source: Blue, Johnson & Associates, Fertecon, Public Filings, PotashCorp

23

PotashCorp
Helping Nature Provide

2 Proposal Does Not Adequately Reflect Scarcity Value of PotashCorp


$US/tonne Netback Required (fob mine)
10% IRR
15% IRR
1,000
900
800
700
600
500
400
300
200
100
0
PotashCorp Q2 2010 Netback = $309/MT
CDN $3.5B
CDN $4.0B
CDN $4.5B
Estimated netback range required based on capital cost scenarios

Key Assumptions:

- 2-million-tonne project constructed in Saskatchewan, plus cost of infrastructure; Minimum 7 year development and ramp-up timeline; $US/CDN at par

Greenfield investment economics unattractive at current potash prices, highlighting value of PotashCorp's premier position and brownfield opportunities

Source: PotashCorp

24

PotashCorp
Helping Nature Provide

25 Historical Premiums in Marquee Canadian Resource Transactions 3 BHP Billiton's proposal does not recognize PotashCorp's marquee status in the global resource sector Source: Bloomberg Percentage* * Premium represents the final offer price relative to the unaffected price

4 Proposal Timed to Deprive PotashCorp Shareholders of Full Value


Operating Rate
$/Share
120%
100%
80%
60%
40%
20%
0%
$300
$250
$200
$150
$100
$50
$0
PotashCorp Op Rate*
Global ex PotashCorp Op Rate
PotashCorp Stock Price
Jan-07
Sep-07
Jun-08
Mar-09
Nov-09
Aug-10

* Based on percentage of operational capability

PotashCorp share price poised to recover as demand and operating rates rise

Source: FactSet, PotashCorp, Bloomberg as of August 13, 2010

26

PotashCorp
Helping Nature Provide

4 Proposal Timed to Deprive PotashCorp Shareholders of Full Value



EBITDA Potential Scenarios
(at 2011 Operational Capability)*
$US Billions
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$300 per tonne
$400 per tonne
$500 per tonne
8.0 MMT
9.0 MMT
10.0 MMT
11.0 MMT
12.0 MMT



EBITDA Potential Scenarios
(at 2015 Operational Capability)*
$US Billions
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$400/tonne (fob mine)
$600/tonne (fob mine)
$800/tonne (fob mine)
9.0 MMT
11.0 MMT
13.0 MMT
15.0 MMT
17.0 MMT

* Assumptions include: gross margin for phosphate and nitrogen between $0.5 - $1.0 Billion (USD); Tax rate of 27 percent and PPT as a percentage of potash gross margin: 2011 (6-14 percent); 2015 (13-20 percent)

BHP Billiton's proposal fails to reflect PotashCorp's substantial earnings leverage from higher potash prices and volumes

Source: PotashCorp

27

PotashCorp
Helping Nature Provide

28 28 Source: from view menu, turn off if not needed Concluding Remarks

Concluding Remarks

- BHP Billiton Proposal Fails to Reflect PotashCorp's Prospects for Continued Growth and Shareholder Value Creation
- PotashCorp is a Uniquely Valuable Asset
- BHP Billiton Proposal Represents a Wholly Inadequate Premium for Control
- BHP Billiton Proposal is Timed to Deprive PotashCorp Shareholders of Full Value

29
PotashCorp
Helping Nature Provide

30 30 Source: from view menu, turn off if not needed PotashCorp.com Thank you.